UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2003

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota (State of Incorporation)	1-11411 (Commission File Number)	41-1790959 (I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
EX-99 News Release

Item 9. Regulation FD Disclosure.

     On October 14, 2003, Polaris Industries Inc. issued a news release to report its financial results for the quarter ended September 30, 2003 (the “News Release”). The News Release is furnished as Exhibit 99 hereto. The information in this report is being furnished under this Item 9 of Form 8-K in accordance with the provisions of Regulation FD (17 CFR §§ 243.100 et seq.).

Item 12. Results of Operations and Financial Condition.

     The Company is also furnishing the information in the News Release in accordance with Item 12 of Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned, thereunto duly authorized.

Date: October 14, 2003

POLARIS INDUSTRIES INC

/s/Michael W. Malone Michael W. Malone Vice President — Finance, Chief Financial Officer and Secretary of Polaris Industries Inc.

EXHIBIT INDEX

Exhibit No.	Description

99	News Release dated October 14, 2003 of Polaris Industries Inc.